Exhibit 99.1

Powerfleet Reports Second Quarter 2025 Financial Results

Q2 FY25 revenue up 7%, to $77.0 million, and Adjusted EBITDA up +41%, to $14.5 million year-over-year, demonstrating continued strong execution of the immediate business objectives post-MiX combination.

First half FY25 results exceeded expectations with revenue up 9%, to $152.4 million and Adjusted EBITDA up 46% year-over -year, to $28.2 million.

50% of the planned two-year annualized cost synergy target of $27 million secured within 6 months of the close of the MiX combination.

WOODCLIFF LAKE, NJ – November 12, 2024 – Powerfleet, Inc. (Nasdaq: AIOT) reported its financial results for the second quarter ended September 30, 2024. This marks the second full quarter following the closing of the business combination with MiX Telematics Ltd. with the prior year comparison numbers adjusted to reflect the pro forma financial performance of the combined businesses.

SECOND QUARTER 2025 FINANCIAL HIGHLIGHTS

●	Total revenue was $77.0 million, up 7% year-over-year, driven by the continued strength of our Unity safety solutions.

●	Product revenue rose by 13% year-over-year to $20.3 million, with adjusted gross margins expanding by 3% sequentially to 35%, exceeding current guidance of +30%.

●	Service revenue growth of 5% was in line with annual revenue guidance, reaching $56.7 million, with adjusted gross margins expanding by 1.0% to 63.7% versus the prior year.

●	Realized $13.5 million in annual cost synergies within the first six months of the MiX combination, achieving 50% of the two-year $27 million target. Cost synergies are the major driver of reduction in adjusted operating expenses, which declined by over 5% to $36.9 million versus the prior year.

●	Adjusted EBITDA, a non-GAAP metric, increased by 41% to $14.5 million versus the prior year, benefiting from the flow through of expanded gross profit and the realization of cost synergies.

FIRST HALF 2025 FINANCIAL HIGHLIGHTS

●	Total revenue was $152.4 million, up 9% year-over-year, running ahead of annual guidance and reflecting strong execution in the first six months following the close of the MiX combination.

●	Gross profit, after adjusting for the amortization of acquisition-related intangibles and other integration expenses, increased by $6.4 million, or 8% versus the prior year.

●	Adjusted EBITDA, a non-GAAP metric, increased by $8.9 million, or 46%, to $28.2 million versus the prior year, driven by increased gross margin from higher sales and the benefits of cost synergies.

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MANAGEMENT COMMENTARY

“Just six months into the MiX combination, we’re already seeing the integration gain strong momentum, setting the foundation for us to fully capitalize on the additional strategic opportunities offered by the Fleet Complete acquisition,” said CEO Steve Towe.

“In the first half of fiscal 2025, we reported revenue of $152 million—up 9% from last year—and a 46% increase in adjusted EBITDA to $28.2 million. We have already secured $13.5 million in annual run-rate cost synergies, achieving 50% of our two-year $27 million target from the MiX combination within 6 months.”

“We are energized by the expanded opportunities gained through the Fleet Complete acquisition. Our strategic direction is sharply focused on three key priorities: maximizing efficiency to accelerate adjusted EBITDA growth, driving towards accelerated top-line revenue expansion, and enhancing customer retention. These priorities serve as the foundation for how we align our resources, empower our teams, and execute initiatives for maximum impact.”

“On the revenue front, we’re driving the adoption of our Unity platform, in-warehouse solutions, and AI camera offerings to meet growing demand across North America, Europe, and beyond. Leveraging the Fleet Complete North American channel relationships, we expect accelerated growth beginning in FY2026, as well as global traction for their mid-market products and differentiated AI camera solutions. These initiatives underscore our strategy to capture high-demand markets while deepening customer engagement and expanding wallet share with highly sticky integrated solutions.”

SECOND QUARTER 2025 FINANCIAL RESULTS

Total revenue for the quarter increased by 7% year-over-year to $77.0 million, up from $72.0 million in the same period of the prior year. This growth was largely driven by the continued success of our differentiated safety-centric product solutions, with product revenue, a leading indicator, increasing 13% to $20.3 million.

Service revenue grew by 5% year-over-year to $56.7 million, aligning with our annual guidance and demonstrating the resilience of our broad offerings and global portfolio, which more than offset the previously disclosed expected churn in the legacy MiX customer base.

Combined gross margin of 53.7% reflects a $1.2 million non-cash amortization expense related to acquisition-related intangibles from the MiX combination, along with $0.7 million in inventory write-offs due to integration efforts to streamline product offerings. Excluding these expenses, adjusted gross margin was 56.1%, in both the current and prior year.

Operating expenses for the quarter totaled $40.8 million, including $3.9 million in one-time transaction and restructuring costs, versus the prior year of $41.0 million, which included $2.0 million in one-time costs. On an adjusted basis, total operating expenses were down by 5% annually, reflecting the success of our cost synergy program, which secured $13.5 million in annual savings through the end of September.

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We reported a net loss attributable to common stockholders of $1.9 million, or $(0.02) per share, compared to $(0.06) in the prior year. However, after adjusting for one-time expenses and the amortization of acquisition-related intangibles, adjusted earnings per basic share was $0.02 for the current year versus a loss of $(0.01) in the prior period.

Adjusted EBITDA increased by 41% to $14.5 million from $10.3 million in the previous year. This growth was driven by strong top-line performance, resulting in a $2.9 million increase in gross margin after accounting for the impact of the amortization of acquisition-related intangibles plus the flow through benefits of cost synergies.

Excluding $62 million in proceeds from the private placement related to the Fleet Complete acquisition, we ended the quarter with net debt of $119 million. Adjusting for $1.9 million in unsettled transaction costs, pro forma net debt stood at $121 million, versus $110 million at the close of the MiX combination. The $11 million increase in pro forma net debt was primarily driven by an increase in net working capital of $8.2 million that is directly attributable to higher net receivables following strong top-line performance.

FULL-YEAR 2025 FINANCIAL OUTLOOK

We are reaffirming our guidance from the October 2nd fireside chat. Capturing six months of Fleet Complete’s financial performance, full-year 2025 revenue is expected to exceed $352.5 million. Adjusted EBITDA is anticipated to exceed $72.5 million, inclusive of an incremental $5 million in secured exit run-rate cost synergies. This guidance reflects Fleet Complete’s pre-acquisition accounting treatment, which remains subject to review as we work to conform to US GAAP standards.

INVESTOR CONFERENCE CALL

As previously announced, Powerfleet will hold a conference call on Tuesday, November 12, 2024, at 8:30 a.m. Eastern time (5:30 a.m. Pacific time) to discuss results for the second quarter fiscal 2025 ended September 30, 2024.

Management will make prepared remarks followed by a question-and-answer session.

Date: Tuesday, November 12, 2024

Time: 8:30 a.m. Eastern time (5:30 a.m. Pacific time)

Toll Free: 888-506-0062

International: 973-528-0011

Participant Access Code: 216765

The conference call will be broadcast simultaneously and available for replay here and via the investor section of the company’s website at ir.powerfleet.com.

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NON-GAAP FINANCIAL MEASURES

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), Powerfleet provides certain non-GAAP measures of financial performance. These non-GAAP measures include adjusted EBITDA, adjusted gross margin, adjusted operating expenses, adjusted earnings per share, net debt and net working capital. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of Powerfleet’s current financial performance. Specifically, Powerfleet believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses and fluctuations in currency rates that may not be indicative of its core operating results and business outlook. These non-GAAP measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income, gross margin, cash flow from operating activities or earnings per share as an indicator of operating performance or liquidity. Because Powerfleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of all non-GAAP measures included in this press release to the most directly comparable GAAP measures can be found in the financial tables included in this press release.

ABOUT POWERFLEET

Powerfleet (Nasdaq: AIOT; JSE: PWR) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com. Powerfleet has a primary listing on The Nasdaq Global Market and a secondary listing on the Main Board of the Johannesburg Stock Exchange (JSE).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

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These forward-looking statements include, without limitation, our expectations with respect to its beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of our transactions with MiX Telematics and Fleet Complete. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside our control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) future economic and business conditions, including the conflict between Israel and Hamas; (ii) integration of our, MiX Telematics’ and Fleet Complete’s businesses and the ability to recognize the anticipated synergies and benefits of the transactions with MiX Telematics and Fleet Complete; (iii) the loss of any of our key customers or reduction in the purchase of our products by any such customers; (iv) the failure of the markets for our products to continue to develop; (v) the negative effects of the transactions on the market price of our securities; (vi) our inability to adequately protect our intellectual property; (vii) our inability to manage growth; (viii) the effects of competition from a wide variety of local, regional, national and other providers of wireless solutions; (ix) failure to make timely filings of our periodic reports with the Securities and Exchange Commission (“SEC”) and (x) such other factors as are set forth in the periodic reports filed by us with the SEC, including but not limited to those described under the heading “Risk Factors” in our annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, we assume no obligation, nor do we intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts

Carolyn Capaccio and Jody Burfening

LHA Investor Relations

AIOTIRTeam@lhai.com

Powerfleet Media Contact

Jonathan Bates

jonathan.bates@powerfleet.com
+44 121 717-5360

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POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2024	2023	2024
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Revenues:
Products	$17,947	$20,293	$32,470	$39,031
Services	54,057	56,725	107,977	113,417
Total revenues	72,004	77,018	140,447	152,448

Cost of revenues:
Cost of products	11,454	13,929	22,385	26,680
Cost of services	20,169	21,746	38,550	44,777
Total cost of revenues	31,623	35,675	60,935	71,457

Gross profit	40,381	41,343	79,512	80,991

Operating expenses:
Selling, general and administrative expenses	36,941	37,335	71,516	92,117
Research and development expenses	4,062	3,435	7,626	6,536
Total operating expenses	41,003	40,770	79,142	98,653

(Loss)/profit from operations	(622)	573	370	(17,662)

Interest income	221	168	512	472
Interest expense	(693)	(4,042)	(1,367)	(6,733)
Bargain purchase - Movingdots	—	—	283	—
Other income/(expense), net	385	1,674	(324)	1,050

Net loss before income taxes	(709)	(1,627)	(526)	(22,873)

Income tax expense	(2,591)	(256)	(4,427)	(1,309)

Net loss before non-controlling interest	(3,300)	(1,883)	(4,953)	(24,182)
Non-controlling interest	—	(5)	(6)	(18)

Net loss	(3,300)	(1,888)	(4,959)	(24,200)

Accretion of preferred stock	(1,834)	—	(3,606)	—
Preferred stock dividend	(1,128)	—	(2,257)	(25)

Net loss attributable to common stockholders	$(6,262)	$(1,888)	$(10,822)	$(24,225)

Net loss per share attributable to common stockholders - basic and diluted	$(0.06)	$(0.02)	$(0.10)	$(0.23)

Weighted average common shares outstanding - basic and diluted	106,360	107,532	106,333	107,335

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POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	March 31, 2024	September 30, 2024
	Pro Forma Combined	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$51,091	$25,962
Restricted cash	86,104	63,074
Accounts receivables, net	55,008	64,819
Inventory, net	25,800	23,488
Deferred costs - current	42	13
Prepaid expenses and other current assets	17,784	17,985
Total current assets	235,829	195,341
Fixed assets, net	48,306	51,928
Goodwill	121,713	300,283
Intangible assets, net	40,444	167,320
Right-of-use asset	11,222	9,402
Severance payable fund	3,796	3,864
Deferred tax asset	3,874	3,602
Other assets	19,090	16,595
Total assets	$484,274	$748,335

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$22,109	$35,339
Accounts payable and accrued expenses	60,763	66,098
Deferred revenue - current	12,236	10,447
Lease liability - current	2,648	2,248
Total current liabilities	97,756	114,132
Long-term debt - less current maturities	113,810	111,011
Deferred revenue - less current portion	4,892	4,674
Lease liability - less current portion	8,773	7,713
Accrued severance payable	4,597	4,677
Deferred tax liability	18,669	52,113
Other long-term liabilities	2,980	2,905
Total liabilities	251,477	297,225

Convertible redeemable preferred stock: Series A	90,273	—

STOCKHOLDERS’ EQUITY
Preferred stock	—	—
Common stock	63,842	1,096
Additional paid-in capital	200,218	641,736
Accumulated deficit	(78,516)	(178,996)
Accumulated other comprehensive loss	(17,133)	(1,364)
Treasury stock	(25,997)	(11,518)

Total stockholders’ equity	142,414	450,954
Non-controlling interest	110	156
Total equity	142,524	451,110

Total liabilities, convertible redeemable preferred stock, and stockholders’ equity	$484,274	$748,335

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POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months Ended September 30,
	2023	2024
	Pro Forma Combined	Consolidated
Cash flows from operating activities
Net loss	$(4,959)	$(24,200)
Adjustments to reconcile net loss to cash (used in)/provided by operating activities:
Non-controlling interest	6	18
Gain on bargain purchase	(283)	—
Inventory reserve	650	904
Stock based compensation expense	2,518	7,300
Depreciation and amortization	13,577	19,399
Right-of-use assets, non-cash lease expense	1,242	1,515
Derivative mark-to-market adjustment	—	(2,197)
Bad debts expense	3,235	4,369
Deferred income taxes	3,268	(283)
Shares issued for transaction bonuses	—	889
Lease termination and modification losses	—	184
Other non-cash items	2,613	1,522
Changes in operating assets and liabilities:
Accounts receivables	(9,404)	(12,553)
Inventories	(1,558)	955
Prepaid expenses and other current assets	47	(3,009)
Deferred costs	(4,105)	(3,619)
Deferred revenue	222	(99)
Accounts payable and accrued expenses	5,453	(71)
Lease liabilities	(1,247)	(1,856)
Accrued severance payable, net	91	40

Net cash provided by/(used in) operating activities	11,366	(10,792)

Cash flows from investing activities:
Acquisition, net of cash assumed	—	27,531
Proceeds from sale of fixed assets	—	217
Capitalized software development costs	(4,964)	(4,676)
Capital expenditures	(9,866)	(10,454)
Deferred consideration paid	(267)	—
Repayment of loan advanced to external parties	—	294

Net cash (used in)/provided by investing activities	(15,097)	12,912

Cash flows from financing activities:
Repayment of long-term debt	(2,656)	(978)
Short-term bank debt, net	7,328	9,955
Purchase of treasury stock upon vesting of restricted stock	(640)	(2,836)
Payment of preferred stock dividend and redemption of preferred stock	(2,257)	(90,298)
Proceeds from private placement, net	—	61,851
Proceeds from exercise of stock options, net	36	—
Cash paid on dividends to affiliates	(2,673)	(6)

Net cash used in financing activities	(862)	(22,312)

Effect of foreign exchange rate changes on cash and cash equivalents	(1,331)	(436)
Net decrease in cash and cash equivalents, and restricted cash	(5,924)	(20,628)
Cash and cash equivalents, and restricted cash at beginning of the period	55,746	109,664

Cash and cash equivalents, and restricted cash at end of the period	$49,822	$89,036

Reconciliation of cash, cash equivalents, and restricted cash, beginning of the period
Cash and cash equivalents	54,656	24,354
Restricted cash	1,090	85,310
Cash, cash equivalents, and restricted cash, beginning of the period	$55,746	$109,664

Reconciliation of cash, cash equivalents, and restricted cash, end of the period
Cash and cash equivalents	48,757	25,962
Restricted cash	1,065	63,074
Cash, cash equivalents, and restricted cash, end of the period	$49,822	$89,036

Supplemental disclosure of cash flow information:
Cash paid for:
Taxes	$1,270	$774
Interest	$875	$6,262

Noncash investing and financing activities:
Common stock issued for transaction bonus	$—	$9
Shares issued in connection with MiX Combination	$—	$362,005

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POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES

(In thousands)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2024	2023	2024
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Net loss attributable to common stockholders	$(6,262)	$(1,888)	$(10,822)	$(24,225)
Non-controlling interest	—	5	6	18
Preferred stock dividend and accretion	2,962	—	5,863	25
Interest expense, net	472	3,345	1,162	6,261
Income tax expense	2,591	256	4,427	1,309
Depreciation and amortization	7,243	9,064	13,577	19,399
Stock-based compensation	1,426	1,371	2,518	7,300
Foreign currency losses	74	636	442	745
Restructuring-related expenses	149	1,069	597	2,267
Gain on bargain purchase - Movingdots	—	—	(283)	—
Derivative mark-to-market adjustment	—	(2,197)	—	(2,197)
Net profit on fixed assets	—	—	(4)	—
Contingent consideration remeasurement	(514)	—	(538)	—
Acquisition related expenses	2,028	1,406	2,251	15,571
Integration-related costs	—	1,410	—	1,739
Non-recurring transitional service agreement costs	121	—	121	—
Adjusted EBITDA	$10,290	$14,477	$19,317	$28,212

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POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP NET LOSS FINANCIAL MEASURES

(In thousands)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2024	2023	2024
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Net loss	$(3,300)	$(1,888)	$(4,959)	$(24,200)
Incremental intangible assets amortization expense as a result of MiX Telematics business combination	—	1,163	—	4,158
Stock-based compensation (non-recurring/accelerated cost)	—	—	—	4,693
Foreign currency losses	74	636	442	745
Income tax effect of net foreign exchange gains/(losses)	109	(1,109)	534	(1,856)
Restructuring related expenses	149	1,069	597	2,267
Income tax effect of restructuring costs	(2)	(21)	(7)	(124)
Acquisition-related expenses	2,028	1,406	2,251	15,571
Integration-related expenses	—	1,410	—	1,739
Non-recurring transitional service agreement costs	121	—	121	—
Contingent consideration remeasurement	(514)	—	(538)	—
Income tax effect of contingent consideration remeasurement	(5)	—	—	—
Non-GAAP net (loss)/profit	$(1,340)	$2,666	$(1,559)	$2,993

Weighted average shares outstanding	106,360	107,532	106,333	107,335

Non-GAAP net (loss)/profit per share - basic	$(0.01)	$0.02	$(0.01)	$0.03

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POWERFLEET, INC. AND SUBSIDIARIES

ADJUSTED GROSS PROFIT MARGINS

(In thousands)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2024	2023	2024
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Revenues:
Products	$17,947	$20,293	$32,470	$39,031
Services	54,057	56,725	107,977	113,417
Total revenues	72,004	77,018	140,447	152,448

Cost of revenues:
Cost of products	11,454	13,929	22,385	26,680
Cost of services	20,169	21,746	38,550	44,777
Total cost of revenues	31,623	35,675	60,935	71,457

Gross profit	$40,381	$41,343	$79,512	$80,991

Product margin	36.2%	31.4%	31.1%	31.6%
Service margin	62.7%	61.7%	64.3%	60.5%
Total gross profit margin	56.1%	53.7%	56.6%	53.1%

Incremental intangible assets amortization expense as a result of MiX Telematics business combination	$—	$1,163	$—	$4,158
Inventory rationalization	$—	$734	$—	$734

Product margin	36.2%	35.0%	31.1%	33.5%
Service margin	62.7%	63.7%	64.3%	64.2%
Adjusted total gross profit margin	56.1%	56.1%	56.6%	56.3%

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POWERFLEET, INC. AND SUBSIDIARIES

ADJUSTED OPERATING EXPENSES

(In thousands)

	Three Months Ended September 30,		Six Months Ended September 30,
	2023	2024	2023	2024
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Total operating expenses	$41,003	$40,770	$79,142	$98,653
Adjusted for once-off costs
Acquisition-related expenses	2,028	1,406	2,251	15,571
Integration-related costs	—	1,410	—	1,739
Stock-based compensation (non-recurring/accelerated cost)	—	—	—	4,693
Restructuring-related expenses	156	1,069	627	2,267
	2,184	3,885	2,878	24,270

Adjusted operating expenses	$38,819	$36,885	$76,264	$74,383

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POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended September 30, 2023
	Powerfleet Inc.	MiX Telematics	Adjustments to align disclosure	Pro Forma Combined
Revenues:
Products	$13,233	$5,324	$(610)	$17,947
Services	21,010	32,437	610	54,057
Total revenues	34,243	37,761	—	72,004

Cost of revenues:
Cost of products	8,842	3,269	(657)	11,454
Cost of services	8,294	11,218	657	20,169
Total cost of revenues	17,136	14,487	—	31,623

Gross profit	17,107	23,274	—	40,381

Operating expenses:
Selling, general and administrative expenses	17,778	19,163	—	36,941
Research and development expenses	2,426	1,636	—	4,062
Total operating expenses	20,204	20,799	—	41,003

(Loss)/income from operations	(3,097)	2,475	—	(622)

Interest income	23	198	—	221
Interest expense	(154)	(539)	—	(693)
Bargain purchase - Movingdots	—	—	—	—
Other (expense)/income, net	(25)	410	—	385

Net (loss)/income before income taxes	(3,253)	2,544	—	(709)

Income tax expense	(295)	(2,296)	—	(2,591)

Net (loss)/income before non-controlling interest	(3,548)	248	—	(3,300)
Non-controlling interest	—	—	—	—

Net (loss)/income	(3,548)	248	—	(3,300)

Accretion of preferred stock	(1,834)	—	—	(1,834)
Preferred stock dividend	(1,128)	—	—	(1,128)

Net (loss)/income attributable to common stockholders	$(6,510)	$248	$—	$(6,262)

Net (loss)/income per share attributable to common stockholders - basic and diluted	$(0.18)	$0.004		$(0.06)

Weighted average common shares outstanding - basic	35,653	70,707		106,360

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POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Six Months Ended September 30, 2023
	Powerfleet Inc.	MiX Telematics	Adjustments to align disclosure	Pro Forma Combined
Revenues:
Products	$24,317	$9,464	$(1,311)	$32,470
Services	42,018	64,648	1,311	107,977
Total revenues	66,335	74,112	—	140,447

Cost of revenues:
Cost of products	17,392	6,294	(1,301)	22,385
Cost of services	15,818	21,431	1,301	38,550
Total cost of revenues	33,210	27,725	—	60,935

Gross profit	33,125	46,387	—	79,512

Operating expenses:
Selling, general and administrative expenses	34,976	36,540	—	71,516
Research and development expenses	4,646	2,980	—	7,626
Total operating expenses	39,622	39,520	79,142	79,142

(Loss)/income from operations	(6,497)	6,867	—	370

Interest income	45	467	—	512
Interest expense	(327)	(1,040)	—	(1,367)
Bargain purchase - Movingdots	283	—	—	283
Other expense, net	(25)	(299)	—	(324)

Net (loss)/income before income taxes	(6,521)	5,995	—	(526)

Income tax expense	(289)	(4,138)	—	(4,427)

Net (loss)/income before non-controlling interest	(6,810)	1,857	—	(4,953)
Non-controlling interest	(6)	—	—	(6)

Net (loss)/income	(6,816)	1,857	—	(4,959)

Accretion of preferred stock	(3,606)	—	—	(3,606)
Preferred stock dividend	(2,257)	—	—	(2,257)

Net (loss)/income attributable to common stockholders	$(12,679)	$1,857	$—	$(10,822)

Net (loss)/income per share attributable to common stockholders - basic	$(0.36)	$0.03		$(0.10)

Weighted average common shares outstanding - basic	35,629	70,704		106,333

14

POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	March 31, 2024
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$24,354	$26,737	$51,091
Restricted cash	85,310	794	86,104
Accounts receivables, net	30,333	24,675	55,008
Inventory, net	21,658	4,142	25,800
Deferred costs - current	42	—	42
Prepaid expenses and other current assets	8,091	9,693	17,784
Total current assets	169,788	66,041	235,829
Fixed assets, net	12,719	35,587	48,306
Goodwill	83,487	38,226	121,713
Intangible assets, net	19,652	20,792	40,444
Right-of-use asset	7,428	3,794	11,222
Severance payable fund	3,796	—	3,796
Deferred tax asset	2,781	1,093	3,874
Other assets	9,029	10,061	19,090
Total assets	$308,680	$175,594	$484,274

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$1,951	$20,158	$22,109
Accounts payable and accrued expenses	34,008	26,755	60,763
Deferred revenue - current	5,842	6,394	12,236
Lease liability - current	1,789	859	2,648
Total current liabilities	43,590	54,166	97,756
Long-term debt - less current maturities	113,810	—	113,810
Deferred revenue - less current portion	4,892	—	4,892
Lease liability - less current portion	5,921	2,852	8,773
Accrued severance payable	4,597	—	4,597
Deferred tax liability	4,465	14,204	18,669
Other long-term liabilities	2,496	484	2,980
Total liabilities	179,771	71,706	251,477

Convertible redeemable preferred stock: Series A	90,273	—	90,273

STOCKHOLDERS’ EQUITY
Preferred stock	—	—	—
Common stock	387	63,455	63,842
Additional paid-in capital	202,607	(2,389)	200,218
Accumulated deficit	(154,796)	76,280	(78,516)
Accumulated other comprehensive loss	(985)	(16,148)	(17,133)
Treasury stock	(8,682)	(17,315)	(25,997)

Total stockholders’ equity	38,531	103,883	142,414
Non-controlling interest	105	5	110
Total equity	38,636	103,888	142,524

Total liabilities, convertible redeemable preferred stock, and stockholders’ equity	$308,680	$175,594	$484,274

15

POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months Ended September 30, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Cash flows from operating activities
Net (loss)/income	$(6,816)	$1,857	$(4,959)
Adjustments to reconcile net (loss)/income to cash (used in)/provided by operating activities:
Non-controlling interest	6	—	6
Gain on bargain purchase	(283)	—	(283)
Inventory reserve	617	33	650
Stock based compensation expense	1,953	565	2,518
Depreciation and amortization	4,807	8,770	13,577
Right-of-use assets, non-cash lease expense	1,242	—	1,242
Bad debts expense	933	2,302	3,235
Deferred income taxes	285	2,983	3,268
Other non-cash items	126	2,487	2,613
Changes in operating assets and liabilities:
Accounts receivables	(3,866)	(5,538)	(9,404)
Inventories	(2,023)	465	(1,558)
Prepaid expenses and other current assets	51	(4)	47
Deferred costs	332	(4,437)	(4,105)
Deferred revenue	222	—	222
Accounts payable and accrued expenses	1,498	3,955	5,453
Lease liabilities	(1,247)	—	(1,247)
Accrued severance payable, net	91	—	91

Net cash (used in)/provided by operating activities	(2,072)	13,438	11,366

Cash flows from investing activities:
Capitalized software development costs	(2,047)	(2,917)	(4,964)
Capital expenditures	(1,441)	(8,425)	(9,866)
Deferred consideration paid	—	(267)	(267)

Net cash used in investing activities	(3,488)	(11,609)	(15,097)

Cash flows from financing activities:
Repayment of long-term debt	(2,656)	—	(2,656)
Short-term bank debt, net	4,996	2,332	7,328
Purchase of treasury stock upon vesting of restricted stock	(94)	(546)	(640)
Payment of preferred stock dividend and redemption of preferred stock	(2,257)	—	(2,257)
Proceeds from exercise of stock options, net	36	—	36
Cash paid on dividends to affiliates	—	(2,673)	(2,673)

Net cash from/(used in) financing activities	25	(887)	(862)

Effect of foreign exchange rate changes on cash and cash equivalents	53	(1,384)	(1,331)
Net decrease in cash and cash equivalents, and restricted cash	(5,482)	(442)	(5,924)
Cash and cash equivalents, and restricted cash at beginning of the period	25,089	30,657	55,746

Cash and cash equivalents, and restricted cash at end of the period	$19,607	$30,215	$49,822

Reconciliation of cash, cash equivalents, and restricted cash, beginning of the period
Cash and cash equivalents	24,780	29,876	54,656
Restricted cash	309	781	1,090
Cash, cash equivalents, and restricted cash, beginning of the period	$25,089	$30,657	$55,746

Reconciliation of cash, cash equivalents, and restricted cash, end of the period
Cash and cash equivalents	19,297	29,460	48,757
Restricted cash	310	755	1,065
Cash, cash equivalents, and restricted cash, end of the period	$19,607	$30,215	$49,822

Supplemental disclosure of cash flow information:
Cash paid for:
Taxes	$115	$1,155	$1,270
Interest	$538	$337	$875

16

POWERFLEET, INC. AND MiX TELEMATICS

RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES

(In thousands)

	Three Months Ended September 30, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss)/profit attributable to common stockholders	$(6,510)	$248	$(6,262)
Non-controlling interest	—	—	—
Preferred stock dividend and accretion	2,962	—	2,962
Interest expense, net	131	341	472
Income tax expense	295	2,296	2,591
Depreciation and amortization	2,485	4,758	7,243
Stock-based compensation	1,101	325	1,426
Foreign currency (gains)/losses	(49)	123	74
Restructuring-related expenses	142	7	149
Contingent consideration remeasurement	—	(514)	(514)
Acquisition related expenses	1,232	796	2,028
Non-recurring transitional service agreement costs	—	121	121
Adjusted EBITDA	$1,789	$8,501	$10,290

17

POWERFLEET, INC. AND MiX TELEMATICS

RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES

(In thousands)

	Six Months Ended September 30, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss)/profit attributable to common stockholders	$(12,679)	$1,857	$(10,822)
Non-controlling interest	6	—	6
Preferred stock dividend and accretion	5,863	—	5,863
Interest expense, net	588	574	1,162
Income tax expense	289	4,138	4,427
Depreciation and amortization	4,807	8,770	13,577
Stock-based compensation	1,953	565	2,518
Foreign currency translation	(411)	853	442
Restructuring related expenses	567	30	597
Gain on Bargain purchase - Movingdots	(283)	—	(283)
Net profit on fixed assets	—	(4)	(4)
Contingent consideration remeasurement	—	(538)	(538)
Acquisition related expenses	1,455	796	2,251
Non-recurring transitional service agreement costs	—	121	121
Adjusted EBITDA	$2,155	$17,162	$19,317

18

POWERFLEET, INC. AND MiX TELEMATICS

RECONCILIATION OF GAAP TO NON-GAAP NET (LOSS)/INCOME FINANCIAL MEASURES

(In thousands)

	Three Months Ended September 30, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss)/income	$(3,548)	$248	$(3,300)
Foreign currency (gains)/losses	(49)	123	74
Income tax effect of net foreign exchange gains/(losses)	—	109	109
Restructuring related expenses	142	7	149
Income tax effect of restructuring costs	—	(2)	(2)
Acquisition related expenses	1,232	796	2,028
Non-recurring transitional service agreement costs	—	121	121
Contingent consideration remeasurement	—	(514)	(514)
Income tax effect of contingent consideration remeasurement	—	(5)	(5)
Non-GAAP net (loss)/income	$(2,223)	$883	$(1,340)

Weighted average shares outstanding	35,653	70,707	106,360

Non-GAAP net (loss)/income per share - basic	$(0.06)	$0.01	$(0.01)

19

POWERFLEET, INC. AND MiX TELEMATICS

RECONCILIATION OF GAAP TO NON-GAAP NET (LOSS)/INCOME FINANCIAL MEASURES

(In thousands)

	Six Months Ended September 30, 2023
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss)/income	$(6,816)	$1,857	$(4,959)
Foreign currency (gains)/losses	(411)	853	442
Income tax effect of net foreign exchange gains	—	534	534
Restructuring related expenses	567	30	597
Income tax effect of restructuring costs	—	(7)	(7)
Acquisition related expenses	1,455	796	2,251
Non-recurring transitional service agreement costs	—	121	121
Contingent consideration remeasurement	—	(538)	(538)
Non-GAAP net (loss)/income	$(5,205)	$3,646	$(1,559)

Weighted average shares outstanding	35,629	70,704	106,333

Non-GAAP net (loss)/income per share - basic	$(0.15)	$0.05	$(0.01)

20